Exhibit 10.2

Execution Version

AMENDMENT NO. 2 TO FIRST LIEN TERM LOAN CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO FIRST LIEN TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of October 29, 2026 by and among XEROX CORPORATION, a New York corporation (the “Borrower”), XEROX HOLDINGS CORPORATION, a New York corporation (“Holdings”), the other Loan Parties party hereto, and each Lender party hereto (collectively, the “Consenting Lenders”) which constitute the Required Lenders under the Existing Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and JEFFERIES FINANCE LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) are parties to that certain First Lien Term Loan Credit Agreement, dated as of November 17, 2023 (as amended by Amendment No. 1 thereto, dated as of July 1, 2025 and as further amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.09(2)(b) of the Existing Credit Agreement, the Existing Credit Agreement may be amended pursuant to an agreement in writing entered into by Holdings, the Borrower and the Required Lenders;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

SECTION 2. Amendments to the Existing Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined in Section 3 below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms). Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of October 29, 2026.

“Amendment No. 2 Consenting Lenders” means the “Consenting Lenders” as defined in Amendment No. 2.

“Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2.

“Exchange Notes Indenture” means that certain Indenture, dated as of the Amendment No. 2 Effective Date, among Xerox Corporation, as issuer, the guarantors from time to time parties thereto, U.S. Bank Trust Company, National Association, as trustee and notes collateral agent (as amended, restated, modified, amended and restated, or supplemented from time to time).

“Exchange Notes” means the Senior Secured First Lien Notes issued by the Borrower on the Amendment No. 2 Effective Date pursuant to the Exchange Notes Indenture.

“Exchange Transactions” means the “Exchange Agreement Transactions” as defined in the Exchange Notes Indenture.

“Existing First Lien Notes Indenture” means that certain indenture, dated as of April 11, 2025, between the Borrower as issuer, and U.S. Bank Trust Company, National Association, as trustee and collateral agent, as amended, modified or supplemented from time to time.

“Existing IPCo Equity Interests” means any Equity Interests in IPCo issued to IPCo Holdings and outstanding on the Amendment No. 2 Effective Date.

“Existing IPCo Holdings Equity Interests” means any Equity Interests in IPCo Holdings issued and outstanding on the Amendment No. 2 Effective Date.

“Existing IPCo Holdings Preferred Stock” means the Existing IPCo Holdings Equity Interests constituting Preferred Stock.

“Existing IPCo Indebtedness” means any Indebtedness of IPCo Holdings or IPCo existing on the Amendment No. 2 Effective Date, plus any interest, fees, premiums, expenses, indemnities or other amounts accruing, payable or capitalized thereon or in respect thereof and any increase in the principal amount thereof resulting from the payment of interest, fees or premiums in kind, the capitalization or compounding of such amounts, or the accretion or amortization of original issue discount, in each case solely to the extent pursuant to and required under the terms of the agreements and instruments governing such Indebtedness as in effect on the Amendment No. 2 Effective Date. For the avoidance of doubt, any “Existing IPCo Indebtedness” shall be permanently reduced by any amortization or other repayment of any such Indebtedness of IPCo Holdings or IPCo existing on the Amendment No. 2 Effective Date.

“Existing IPCo Refinancing Equity” means Equity Interests that are issued, the proceeds of which are applied to refinance, redeem, repurchase or repay, on a dollar for dollar basis, the Existing IPCo Holdings Preferred Stock (plus accrued and unpaid distributions); provided, that (1) such Existing IPCo Refinancing Equity is issued with an aggregate liquidation preference that is equal to or less than the sum of (x) the aggregate liquidation preference of the Existing IPCo Holdings Preferred Stock, plus (y) to the extent bona fide, customary and reasonable, fees, premiums and other costs and expenses (including accrued and unpaid distributions) incurred or payable in connection with such refinancing, or, if a liquidation preference is not applicable to such Existing IPCo Refinancing Equity, such Existing IPCo Refinancing Equity is in the form of common Equity Interests, (2) Existing IPCo Refinancing Equity shall not be issued by any Person other than IPCo Holdings, shall not be guaranteed by, or otherwise have obligors that are not obligors on the Existing IPCo Holdings Preferred Stock as of the Amendment No. 2 Effective Date and shall not be secured by any assets, (3) Existing IPCo Refinancing Equity shall not benefit from any direct or indirect credit support from Holdings or its Subsidiaries that is greater than any such credit support from Holdings or its Subsidiaries with respect to the Existing IPCo Holdings Preferred Stock as of the Amendment No. 2 Effective Date, (4) Existing IPCo Refinancing Equity shall not (A) mature or be mandatorily redeemable, or be subject to a put right, in each case on any date earlier than the earliest date on which the Existing IPCo Holdings Preferred Stock matures (if applicable), is so mandatorily redeemable (if at all) or is so subject to a put right (if any) or (B) be convertible into or exchangeable for Indebtedness or Disqualified Stock; and (5) the governance rights, covenants and events of default of Existing IPCo Refinancing Equity shall not, taken as a whole, be more favorable in any material respect to the holders of such Existing IPCo Refinancing Equity than the governance rights, covenants and events of default of the Existing IPCo Holdings Preferred Stock, taken as a whole.

“Existing IPCo Refinancing Indebtedness” means Indebtedness that is Incurred to refinance any Existing IPCo Indebtedness, including Indebtedness that refinances Existing IPCo Refinancing Indebtedness, and Indebtedness Incurred pursuant to a commitment that refinances any such Indebtedness or unutilized commitment; provided, that (1) such Existing IPCo Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount then outstanding of the Indebtedness being refinanced, plus (y) to the extent bona fide, customary and reasonable, fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest, accrued and unpaid distributions, and any redemption premium or call protection) Incurred or payable in connection with such refinancing, (2) Existing IPCo Refinancing Indebtedness shall not be guaranteed, incurred or otherwise have obligors that are not obligors on the Existing IPCo Indebtedness as of the Amendment No. 2 Effective Date and shall not be secured by any assets that do not currently secure (or purport to secure) the Existing IPCo Indebtedness as of the Amendment No. 2 Effective Date, (3) Existing IPCo Refinancing Indebtedness shall not benefit from any direct or indirect credit support from Holdings or its Subsidiaries that is greater than any such credit support from Holdings or its Subsidiaries with respect to the Existing IPCo Indebtedness as of the Amendment No. 2 Effective Date, (4) the Weighted Average Life to Maturity of Existing IPCo Refinancing Indebtedness shall be equal to or longer than the remaining Weighted Average Life to Maturity of the refinanced Indebtedness and the final maturity date of Existing IPCo Refinancing Indebtedness shall not be earlier than the maturity date of the refinanced Indebtedness and (5) the covenants and events of default of Existing IPCo Refinancing Indebtedness shall not, taken as a whole, be more favorable in any material respect to the lenders providing such Existing IPCo Refinancing Indebtedness than the covenants and events of default of the refinanced Indebtedness, taken as a whole.

“Incur” means issue, assume, enter into any Guarantee of, incur or otherwise become liable for; and the terms “Incurs,” “Incurred” and “Incurrence” shall have a correlative meaning; provided that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. Accrual of interest, the accretion of accreted value, the payment of interest in the form of additional Indebtedness, and the payment of dividends on Capital Stock constituting Indebtedness in the form of additional shares of the same class of Capital Stock, will be deemed not to be an Incurrence of Indebtedness. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed Incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof.

“IPCo” means XRX Brandco LLC, a Delaware limited liability company and its successors.

“IPCo Holdings” means XRX Brandco Holdings LLC, a Delaware limited liability company and its successors.

(b) Article VII of the Existing Credit Agreement (currently “Holdings Covenant”) is hereby renamed “Holdings Covenant; IPCo Covenant”, and Section 7.02 is hereby inserted therein as follows:

SECTION 7.02 Limitation on IPCo Holdings and IPCo. Notwithstanding anything in this Agreement to the contrary, from and after the consummation of the Exchange Transactions, Holdings and the Borrower and each of their Subsidiaries shall not (with respect to clause (3) below) and shall not permit IPCo Holdings or IPCo (or any other Person that is intended to be a substitution or replacement of IPCo Holdings or IPCo) to, directly or indirectly:

(1) Incur any Indebtedness, or enter into any similar financing arrangement, other than (a) the Existing IPCo Indebtedness, (b) on or prior to February 17, 2029, Existing IPCo Refinancing Indebtedness, so long as the All-In Yield on such Existing IPCo Refinancing Indebtedness is equal to or less than the All-In Yield of the Existing IPCo Indebtedness and (c) after February 17, 2029, Existing IPCo Refinancing Indebtedness; provided, in the case of clauses (b) and (c), that the Amendment No. 2 Consenting Lenders shall have been offered, on a pro rata basis (taking into account any pro rata offer that is required to be made under the Existing First Lien Notes Indenture or the Exchange Notes Indenture pursuant to the terms thereof) on the same terms and conditions (other than bona fide backstop and similar fees and reimbursement of fees and expenses) a bona fide opportunity to provide such Existing IPCo Refinancing Indebtedness; provided, further, that each such Amendment No. 2 Consenting Lender shall be deemed to have rejected such offer if such Amendment No. 2 Consenting Lender has not accepted such offer within five (5) Business Days following delivery of such offer;

(2) issue any Equity Interests, or enter into any similar financing arrangement, other than (a) the Existing IPCo Holdings Equity Interests and the Existing IPCo Equity Interests, (b) solely in the case of IPCo, issuances of any Equity Interests to IPCo Holdings and (c) Existing IPCo Refinancing Equity; provided that the Amendment No. 2 Consenting Lenders shall have been offered, on a pro rata basis (taking into account any pro rata offer that is required to be made under the Existing First Lien Notes Indenture or the Exchange Notes Indenture pursuant to the terms thereof) on the same terms and conditions (other than bona fide backstop and similar fees and reimbursement of fees and expenses) a bona fide opportunity to provide such Existing IPCo Refinancing Equity; provided, further, that each such Amendment No. 2 Consenting Lender shall be deemed to have rejected such offer if such Amendment No. 2 Consenting Lender has not accepted such offer within five (5) Business Days following delivery of such offer; or

(3) enter into, amend, modify or supplement, or guarantee or provide credit support in favor of obligations with respect to, any license with respect to any assets or properties of IPCo Holdings or IPCo, other than that certain Shared Services and License Agreement, dated as of February 17, 2026, by and among IPCo Holdings, IPCo, Holdings and the Borrower, as in effect on the Amendment No. 2 Effective Date (or as amended, modified or supplemented in a manner not less favorable in any material respect, taken as a whole, to the Lenders in their capacities as such).

In addition to the foregoing, Holdings and the Borrower and each of their Subsidiaries shall not enter into any transaction or series of related transactions where the substantial purpose or effect of such transaction is to evade or circumvent the restrictions in this Section 7.02. For purposes of this Section 7.02, “All-In Yield” shall mean, with respect to any Indebtedness, the effective yield on such Indebtedness, whether in the form of interest rate, margin, original issue discount, upfront fees, interest rate floors or otherwise, in each case, payable generally to all lenders or holders of such Indebtedness, with original issue discount and upfront or similar fees being equated to interest rate based on an assumed four year average life to maturity or lesser remaining average life to maturity, provided that All-In Yield shall not include bona fide backstop and similar fees that are not paid generally to all lenders or holders of such Indebtedness.

(c) The following sentence is added to the end of Section 6.01:

“Notwithstanding anything to the contrary in this Section 6.01, the Incurrence of the Exchange Notes shall be permitted under this Agreement.”

(d) The following sentence is added to the end of Section 6.02:

“Notwithstanding anything to the contrary in this Section 6.02, the Incurrence of the Exchange Notes shall be permitted under this Agreement.”

SECTION 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Required Lenders) of the following conditions precedent (the date of such satisfaction or waiver, the “Amendment No. 2 Effective Date”):

(a) Executed Counterparts. The Administrative Agent shall have received duly executed counterparts of this Amendment from (i) Holdings, (ii) the Borrower, (iii) each other Loan Party, and (iv) Consenting Lenders constituting the Required Lenders;

(b) Authorization. Counsel to the Consenting Lenders shall have received a certificate of a Responsible Officer of the Borrower, dated the Amendment No. 2 Effective Date, (i) attaching a true and complete copy of resolutions duly adopted by the Board of Directors and/or equityholders (as applicable) of each Loan Party authorizing the execution, delivery and performance of this Amendment, and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (ii) as to the incumbency and specimen signature of each Responsible Officer authorized to sign this Amendment (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing such certificate);

(c) Representations and Warranties. The representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all material respects on the Amendment No. 2 Effective Date (except in the case of any such representation and warranty that expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided that any representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein).

(d) Fees. Gibson, Dunn & Crutcher LLP, as counsel to the Consenting Lenders shall have received all accrued and unpaid fees and expenses incurred in connection this Amendment, the Amended Credit Agreement and the other Loan Documents, in each case, to the extent invoiced at least one (1) Business Day prior to the Amendment No. 2 Effective Date, shall have been paid.

SECTION 4. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to the Consenting Lenders that, as of the Amendment No. 2 Effective Date:

(a) the execution, delivery and performance of this Amendment by the Loan Parties party hereto have been duly authorized by all corporate, stockholder, partnership, limited liability company or other applicable action required to be taken by such Loan Party, and will not (i) violate: (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation, memorandum or articles of association or other constitutive documents (including any partnership, limited liability company or operating agreement or by-laws) of any Loan Party; (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority; or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound; (ii) be in conflict with, result in a breach of, constitute (alone or with notice or lapse of time or both) a default under, or give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under, any such indenture, certificate of designation for preferred stock, agreement or other instrument referred to in Section 4(a)(i)(C) above; or (iii) result in the creation or imposition of any Lien upon any property or assets of any Loan Party, other than the Liens created by the Loan Documents and Permitted Liens; except, with respect to clauses (i) and (ii) of this Section 4(a), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and

(b) this Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, restructuring, fraudulent conveyance or other similar laws affecting creditors’ rights generally; (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (iii) implied covenants of good faith and fair dealing; (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries; and (v) the Legal Reservations.

SECTION 5. Reference to and Effect on the Loan Documents.

(a) As of the Amendment No. 2 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement.

(b) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(d) The Borrower and the other parties hereto acknowledge and agree that, on and after the Amendment No. 2 Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

(e) Each Consenting Lender represents and warrants that, together, the Consenting Lenders constitute the Required Lenders as of the date hereof, and the parties hereto acknowledge and agree that this Amendment satisfies the requirements of Section 10.09(2)(b) of the Existing Credit Agreement.

SECTION 6. Reaffirmation. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, the Borrower, Holdings and each other Loan Party, as of the Amendment No. 2 Effective Date, (i) acknowledges and agrees that all of its obligations under the Credit Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by each Loan Party to the Administrative Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Guaranty as and to the extent provided in the Loan Documents and (iii) acknowledges and agrees that the grants of Liens by and the Guarantees of the Loan Parties contained in the Guaranty and the Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

SECTION 7. Confirmation of Guarantees and Security Interests. Each Loan Party confirms that the Guarantees and all Collateral granted by it to secure the Obligations (a) shall not be affected by the amendments effected by this Amendment, (b) shall continue in full force and effect and (c) shall extend to the liabilities and obligations of the Loan Parties under the Credit Agreement and the other Loan Documents, including as varied, amended, supplemented or extended by this Amendment.

SECTION 8. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents remain unmodified and in full force and effect. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and the other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. On and after the Amendment No. 2 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement, and each reference in any other Loan Document (including any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment) to the Existing Credit Agreement shall be deemed to be a reference to the Credit Agreement. This Amendment shall constitute a Loan Document.

SECTION 9. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 10. Miscellaneous Provisions. The provisions of Sections 10.12, 10.13, 10.14, 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference into this Amendment mutatis mutandis and shall apply hereto.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

SECTION 12. CONSENT TO EXCHANGE TRANSACTIONS. Effective as of the Amendment No. 2 Effective Date, and notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the Required Lenders consent to the Exchange Transactions, including the Borrower’s and the other Loan Parties’ and other Subsidiaries’ entry into and performance under the Exchange Notes Indenture and the other documents associated with the Exchange Transactions and the granting of guarantees, security interests, and other credit support contemplated thereby. The Consenting Lenders hereby authorize and direct the Administrative Agent and the Collateral Agent to take any action that is necessary or advisable, in the Borrower’s reasonable judgment (in consultation with the Administrative Agent), to give effect to the Exchange Transactions, including entering into any joinder, supplement, designation or acknowledgement under any intercreditor agreement or security documents reasonably necessary or appropriate to consummate the Exchange Transactions.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

XEROX HOLDINGS CORPORATION, as Holdings

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

XEROX CORPORATION, as the Borrower

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

XEROX FINANCIAL SERVICES LLC, as a Guarantor

By:	/s/ Stuart William Kirk
Name: Stuart William Kirk
Title: Vice President and Treasurer

XEROX BUSINESS SOLUTIONS, LLC, as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

XEROX IT SOLUTIONS, INC., as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

XEROX IT SOLUTIONS LLC, as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: President

XEROX CANADA LTD., as a Guarantor

By:	/s/ Eric Wilson Risi
Name: Eric Wilson Risi
Title: Secretary

XEROX IT SOLUTIONS CANADA LTD., as a Guarantor

By:	/s/ Eric Wilson Risi
Name: Eric Wilson Risi
Title: Secretary

XEROX BUSINESS SOLUTIONS CANADA ULC, as a Guarantor

By:	/s/ Karl Boissonneault
Name: Karl Boissonneault
Title: President and Director

ALTODIGITAL NETWORKS LIMITED, as a Guarantor

By:	/s/ Paolo Rossetti
Name: Paolo Rossetti
Title: UK Finance Director

[Amendment No. 2 to First Lien Term Loan Credit Agreement]

ITEC CONNECT LTD, as a Guarantor

By:	/s/ Paolo Rossetti
Name: Paolo Rossetti
Title: UK Finance Director

XEROX FINANCE LIMITED, as a Guarantor

By:	/s/ Richard Pitceathly
Name: Richard Pitceathly
Title: Director

XEROX LIMITED, as a Guarantor

By:	/s/ Richard Pitceathly
Name: Richard Pitceathly
Title: Director

XEROX (UK) LIMITED, as a Guarantor

By:	/s/ Richard Pitceathly
Name: Richard Pitceathly
Title: Director

GO INSPIRE GROUP LIMITED, as a Guarantor

By:	/s/ Darren Scott Cassidy
Name: Darren Scott Cassidy
Title: Director

[Amendment No. 2 to First Lien Term Loan Credit Agreement]

XEROX LEASING DEUTSCHLAND GMBH, as a Guarantor

By:	/s/ Thomas Jung
Name: Thomas Jung
Title: Director

LEXMARK INTERNATIONAL DE ARGENTINA, INC., as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

LEXINGTON CARE, LLC
LEXMARK ESPANA, L.L.C.
LEXMARK EUROPE HOLDING COMPANY II, LLC LEXMARK NORDIC, L.L.C.
as Guarantors

By: Lexmark International, Inc., as Managing Member

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

LEXMARK INTERNATIONAL TRADING CORP., as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

[Amendment No. 2 to First Lien Term Loan Credit Agreement]

LEXMARK ASIA PACIFIC CORPORATION, INC., as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

LEXMARK EUROPE TRADING CORPORATION, INC., as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

LEXMARK INTERNATIONAL II, LLC, as a Guarantor

By: Xerox Corporation, as Managing Member

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

LEXMARK INTERNATIONAL, INC., as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

LEXMARK MEXICO HOLDING COMPANY, INC., as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

[Amendment No. 2 to First Lien Term Loan Credit Agreement]

LEXMARK VENTURES, LLC, as a Guarantor

By:	/s/ Charles Douglas Butler
Name: Charles Douglas Butler
Title: Chief Financial Officer

LEXMARK INTERNATIONAL LTD, as a Guarantor

By:	/s/ Danny Molhoek
Name: Danny Molhoek
Title: Director

LEXMARK CANADA INC., as a Guarantor

By:	/s/ Eric Wilson Risi
Name: Eric Wilson Risi
Title: Secretary

LEXMARK DEUTSCHLAND GMBH, as a Guarantor

By:	/s/ Cecile Marnat
Name: Cecile Marnat
Title: Managing Director

LEXMARK INTERNATIONAL N.V., as a Guarantor

By:	/s/ Cecile Marnat
Name: Cecile Marnat
Title: Managing Director

[Amendment No. 2 to First Lien Term Loan Credit Agreement]

XEROX FINANCIAL SERVICES BELUX BV, as a Guarantor

By:	/s/ Charlotte Dautréaux
Name: Charlotte Dautréaux
Title: Secretary

[Amendment No. 2 to First Lien Term Loan Credit Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

[Consenting Lender signature pages on file with the Registrant]

[Amendment No. 2 to First Lien Term Loan Credit Agreement]